Exhibit 10.2

Lloyd I. Miller, III
4550 Gordon Drive
Naples, Florida  34102

Telephone:  (239) 262-8577
Telecopier:  (239) 262-8025

March 14, 2008

Ore Pharmaceuticals Inc.
50 West Watkins Mill Road
Gaithersburg, Maryland  20878
Attention:  Corporate Secretary

Dear Sir or Madam:

I hereby resign as a member of the Board of Directors of Ore Pharmaceuticals Inc. (formerly known as Gene Logic Inc.) and each committee of the Board of Directors of which I am a member, effective March 14, 2008.

Sincerely,
/s/ Lloyd I. Miller, III
Lloyd I. Miller, III